Supplement Dated February 29, 2024
to the Thrivent ETF Trust Statement of Additional Information ("SAI") dated December 1, 2023
Effective immediately, the Thrivent Financial for Lutherans and Thrivent Asset Management, LLC Proxy Voting Policies and Procedures Summary included in Appendix A of the SAI is replaced with the proxy voting policy included in Appendix A to this Supplement.
Please include this Supplement with your Statement of Additional Information.
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Appendix A
to the Thrivent ETF Trust Statement of Additional Information Supplement dated February 29, 2024
Thrivent Financial for Lutherans and
Thrivent Asset Management, LLC
Proxy Voting Policies and Procedures and
Voting Guidelines Summary
Introduction
Responsibility to Vote Proxies
Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, in their capacity as investment advisers, “Thrivent”) have adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting Thrivent’s fiduciary duty with regard to the voting of client proxies, including investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent be involved in the proxy process.
Fiduciary Considerations. It is the policy of Thrivent that decisions with respect to proxy issues will be made primarily in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Thrivent seeks to vote proxies solely in the interests of the client, including Thrivent Funds, and in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The procedural requirements contained in these Policies and Procedures do not apply in the case of requests for consents related to investments in private funds. With respect to private fund investments, the procedures described below under “Consents Related to Private Fund Investments” apply.
Administration of Policies and Procedures
Thrivent has formed a committee that is responsible for establishing positions with respect to corporate governance and other proxy issues, as well as overseeing the environmental, social and governance (“ESG”) analysis components of Thrivent’s investment processes (“Committee”). Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in applicable benchmark policies and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent may, with the approval of the Committee, vote proxies other than in accordance with the applicable voting guidelines in the Policies and Procedures.
How Proxies are Reviewed, Processed and Voted
Proxy Voting Process Overview
Thrivent's proxy voting process is designed to act in the best interests of the Thrivent Funds and other accounts it manages, adhering to legal and fiduciary standards. This process involves a careful evaluation of management and shareholder proposals pursuant to Thrivent’s Proxy Voting Guidelines, incorporating a wide range of factors that are financially material to portfolio companies’ and Thrivent clients’ objectives. Thrivent's global approach is informed by various sources, including management’s recommendation, the advice of proxy voting advisory firms, and internal assessments. Thrivent’s Proxy Voting Guidelines are crafted to help clients and portfolio companies understand its voting rationale, maintaining flexibility to adapt to individual situations.
Thrivent may on any particular proxy vote determine that it is in the best interests of any of its clients to diverge from the applicable Voting Guidelines or process. In such cases, the person requesting to diverge from the Voting Guidelines or process is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of the applicable client(s).
Retention of a Third Party Proxy Adviser
In order to facilitate the proxy voting process, Thrivent has retained ISS, an unaffiliated third-party proxy service provider, to provide proxy voting-related services, including custom vote recommendations, research, vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. ISS analyzes each proxy vote of Thrivent’s client accounts and prepares a recommendation and/or materials for Thrivent’s consideration which reflect ISS’s application of the Policies and Procedures.
In determining how to vote proxies, Thrivent leverages applicable market specific ISS voting guidelines, generally the ISS Benchmark Proxy Voting Guidelines (“Benchmark Guidelines”) and the ISS Sustainability Proxy Voting Guidelines (“Sustainability Guidelines,” collectively the “ISS Guidelines”). For certain proposal types, Thrivent will provide standing instructions to ISS to vote proxies based on the recommendation of the Benchmark Guidelines. For other proposal types, Thrivent uses research and recommendations issued pursuant to the ISS Guidelines and a determination by investment and/or other Thrivent personnel as the circumstances warrant.
The ISS Guidelines can be found at https://www.issgovernance.com/policy-gateway/voting-policies/.
Thrivent utilizes ISS’s voting agent services for notification of upcoming shareholder meetings of portfolio companies held in client accounts and to transmit votes on behalf of Thrivent’s clients. ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our respective clients, while adhering to legal and fiduciary standards to maximize shareholder value.
Supplement Applicable to Quantitative/Index Strategies
Certain of Thrivent’s client accounts are accounts (or a portion thereof) that employ a quantitative strategy that relies on factor-based models or an index-tracking approach rather than primarily on fundamental security research and analyst coverage that an actively managed portfolio using fundamental research would typically employ (“Quantitative/Index Accounts”); often, these accounts hold a high number of positions. Accordingly, in light of the considerable time and effort that would be required to review ISS research and recommendations and the differing strategies for these accounts, absent client direction, for securities held only in Quantitative/Index Accounts, for certain categories of proposals, Thrivent may use a different process than is used for other accounts to review and determine a voting outcome. For these categories of proposals, Thrivent would, consistent with the best interest of its clients, provide standing instructions to ISS to vote proxies based on the recommendation of ISS pursuant to the Benchmark Guidelines. When securities are also held in accounts (or a portion thereof) that rely on fundamental security research and analyst coverage, the Quantitative/Index Accounts will generally vote in accordance with the voting determination of those fundamental account(s), subject to any exceptions that may arise consistent with these guidelines and policies, including pursuant to the Supplements below.
Supplement Applicable to Thrivent Small-Mid Cap ESG ETF (the “ETF”) only
Thrivent expects to vote proxies on behalf of the ETF in many cases in accordance with its guidelines created as described above and discussed below under the heading “Thrivent’s Proxy Voting Guidelines.” However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in the ETF’s best interest after consideration of any information Thrivent believes relevant, including in light of the ETF’s focus on long-term sustainable business models. This may mean that proxies are voted on behalf of the ETF in a manner that differs from votes for other clients.
Supplement Applicable to Thrivent ESG Index Portfolio (“ESG Index Portfolio”) only
Thrivent expects to vote proxies on behalf of ESG Index Portfolio in many cases in accordance with its guidelines created as described above and discussed below under the heading “Thrivent’s Proxy Voting Guidelines,” using similar processes as for other clients employing a quantitative strategy as discussed above. However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in ESG Index Portfolio’s best interest after consideration of any information Thrivent believes relevant, including in light of ESG Index Portfolio’s focus on tracking the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics. This may mean that proxies are voted on behalf of ESG Index Portfolio in a manner that differs from votes for other clients.
Evaluation Framework
For environmental and social related proposals where Thrivent uses research and recommendations issued pursuant to the ISS Guidelines and a voting determination is made by investment and/or other Thrivent personnel, Thrivent has developed a proxy voting evaluation framework designed to thoroughly assess each proposal, ensuring alignment with the best interests of shareholders. Aspects of this framework may also be used for other proposals where Thrivent uses research and recommendations issued pursuant to the ISS Guidelines and a voting determination is made by investment and/or other Thrivent personnel.
Monitoring and Resolving Conflicts of Interest
The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent and those of its clients with respect to proxy voting. Examples of situations where conflicts of interest can arise are when i) the issuer is a vendor whose products or services are material to Thrivent’s business; ii) the issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Thrivent; iii) an Access Person1 of Thrivent also serves as a director or officer of the issuer; and iv) there is a personal conflict of interest (e.g., familial relationship with company management). Other circumstances or relationships can also give rise to potential conflicts of interest.
All material conflicts of interest will be resolved in the interests of the clients. Application of the Policies and Procedures’ applicable voting guidelines to vote client proxies is generally relied on to address possible conflicts of interest since the voting guidelines are pre-determined by the Committee. Where there is discretion in the voting guidelines, voting as recommended under an ISS policy may be relied on to address potential conflicts of interest.
In cases where Thrivent is considering overriding these Policies and Procedures’ applicable voting guidelines, or in the event there is discretion in determining how to vote (for example, where or the guidelines provide for a case by case internal review) matters presented for vote are not governed by such guidelines, the Committee will follow these or other similar procedures:
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Compliance will conduct a review to seek to identify potential material conflicts of interest. If no material conflict of interest is identified, the proxy will be voted as determined by the Committee or the appropriate Thrivent personnel under these policies and procedures. The Compliance review process for identifying potential conflicts of interest will be reviewed by the Committee and may include a review of factors indicative of a potential conflict of interest or a determination that voting in accordance with ISS's recommendation(s) can reasonably be relied on to address potential conflicts of interest.
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If a material conflict of interest is identified, the Committee will be apprised of that fact and the Committee will evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what Thrivent believes to be the best interests of clients, and without regard for the conflict of interest. The Committee will document its vote determination, including the nature of the material conflict, the Committee’s analysis of the matters submitted for proxy vote, and the reasons why the Committee determined that the votes were cast in the best interests of clients.
Certain Thrivent Funds ("top tier fund") may own shares of other Thrivent Funds (''underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what Thrivent believes to be in the top tier fund's best interest.
Shareblocking
Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. Thrivent generally refrains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

1 "Access Person" has the meaning provided under the current Thrivent Code of Ethics.

Applying Proxy Voting Policies to non-U.S. Companies
Thrivent applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance may not be appropriate for all markets.
Securities Lending
From time to time, certain clients may participate in a securities lending program. Thrivent will not have the right to vote shares on loan as of record date. Thrivent will generally not seek to recall shares on loan in order to vote, unless it determines that a vote would have a material effect on an investment in such loaned security. Thrivent will use reasonable efforts to recall securities. The ability to vote recalled shares is subject to administrative considerations, including the feasibility of a timely recall prior to record date. Thrivent may also restrict lending of securities in consideration of individual account and/or aggregate client investment in a company, or other criteria established from time to time.
Oversight, Reporting and Record Retention
Retention of Proxy Service Provider and Oversight of Voting
In overseeing proxy voting generally and determining whether or not to retain the services of ISS, Thrivent performs the following functions, among others, to determine that Thrivent continues to vote proxies in the best interest of its clients: i) periodic sampling of proxy votes; ii) periodic reviews of Thrivent’s Policies and Procedures to determine they are adequate and have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interest of Thrivent’s clients; iii) periodic due diligence on ISS designed to monitor ISS’s a) capacity and competency to adequately analyze proxy issues, including the adequacy and quality of its staffing and personnel, as well as b) its methodologies for developing vote recommendations and ensuring that its research is accurate and complete; and iv) periodic reviews of ISS’s procedures regarding their capabilities to identify and address conflicts of interest.
Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent retains documentation on shares voted differently than the Thrivent Policies and Procedures voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Policies and Procedures voting guidelines and the Committee meeting materials.
ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the Thrivent Fund voted with or against company management.
Copies of Voting Records and Policies
A copy of Thrivent’s detailed voting guidelines and the voting records of client accounts are available to Thrivent’s clients upon request.
Consents Related to Private Fund Investments
From time to time, the Thrivent Funds may invest in private investment funds (“private funds”). When these private funds request consent to change the terms or other conditions of their securities, Thrivent will promptly review these solicitations. Thrivent is committed to voting in the best interests of its clients, taking into account any potential conflicts of interest. The responsibility to vote on consents is delegated to certain of the Investment Personnel, as defined in the Thrivent Code of Ethics, of the Private Investments Group. The Private Investments Group, alongside the Chief Compliance Officer, will document and assess any potential conflicts of interest related to the consent voting process. If a conflict is deemed material by the Chief Compliance Officer, the Committee will be apprised. The Committee will then determine the best way to manage the conflict, ensuring votes serve the clients' best interests. Other clients of Thrivent that vote on consents, including the Thrivent White Rose Funds, have other procedures related to the voting of consents as described in Thrivent Financial for Lutherans’ Part 2A of Form ADV.

Thrivent’s Proxy Voting Guidelines
Specific voting guidelines have been adopted by the Committee for regularly occurring categories of management and shareholder proposals. The detailed voting guidelines are available to Thrivent’s clients upon request. The following is a summary of significant Thrivent policies, which are generally consistent with the Benchmark Guidelines referenced above.
Board of Directors and Corporate Governance
Voting on Director Nominees in Uncontested Elections
Generally, Thrivent votes for director nominees, except under specific circumstances.
Four fundamental principles apply when determining votes on director nominees:
1.Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties and to limit the number of directorships they accept.
2.Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3.Composition: Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.
4.Independence: Thrivent believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairperson of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management.
Circumstances under which Thrivent may vote against or withhold votes from directors include:
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Low Attendance: Thrivent withholds votes for directors who miss more than one-fourth of the scheduled board meetings.”
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Material Oversight Failures: Boards should be held responsible for risk oversight or fiduciary responsibility failures. Examples of risk oversight failures include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues; or significant adverse legal judgements or settlement.
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Limitations on Shareholder Rights: Thrivent will generally withhold votes from appropriate directors if the company’s governing documents impose undue restrictions on shareholder’s ability to amend bylaws.
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Excessive Non-Audit Fees: Thrivent will generally withhold votes from appropriate directors if non-audit fees paid to the auditor are excessive.
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Compensation-Related Issues: Thrivent will generally withhold votes from appropriate directors if the company maintains significant problematic pay practices.
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ESG-Related Failures: Thrivent will generally vote case-by-case as appropriate on directors if the company is a significant greenhouse gas emitter and is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change via detailed disclosure of climate-related risks and appropriate greenhouse gas emissions reduction targets.
Voting on Director Nominees in Contested Elections
Thrivent votes case-by-case on the election of directors in contested elections.
Other Proposals Related to Board Structure & Accountability
Thrivent believes boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

Thrivent may vote case-by-base on proposals related to age & term limits, proposals to establish or amend director qualifications, proposals to establish a new board committee, proposals to separate the board chair and CEO position, proposals related to director and officer indemnification, liability protection, and exculpation, and other proposals related to routine/standard board-related items.
Thrivent votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reason, Thrivent votes against proposals to eliminate cumulative voting and votes for proposals that seek to fix the size of the board.
Ratification of Auditors
Thrivent votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; non-audit fees paid represent 50 percent or more of the total fees paid to the auditor; or poor accounting practices are identified that rise to a serious level of concern.
Executive and Director Compensation
Well-designed incentive programs play a crucial role in guiding executive management decisions towards long-term value enhancement. Conversely, incentive programs with unsuitable performance targets or design flaws can hinder the alignment between management's incentives and the interests of investors. We believe that as proactive investors, it's our duty to comprehend the compensation structures of the companies in our portfolio and to offer constructive feedback — via our proxy voting and direct interactions — whenever we identify areas of concern.
Advisory Vote on Executive Compensation (Say on Pay)
Shareholder votes to approve executive compensation — generally votes of an advisory nature — have become common in markets around the world. It is challenging to apply a rules-based framework to compensation votes because every pay program is a unique reflection of the company’s performance, industry, size, geographic mix, and competitive landscape. Additionally, factors such as executives’ individual performance, achievement of goals, experience, tenure, skills, and leadership should be taken into account in evaluating the overall compensation context. For these reasons, Thrivent votes on executive and director compensation proposals following a case-by-case evaluation. Generally, Thrivent opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.
Factors considered in our evaluation of “Say on Pay” votes includes an annual pay-for-performance analysis for companies in the S&P 1500, Russell 3000 or Russell 3000E Indices, conducted by ISS. This evaluation includes two primary factors:
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Peer Group Alignment: This assesses the relationship between the company's total shareholder return (TSR) rank and the CEO's total pay rank within a peer group, measured over three years. It also considers the CEO's pay multiple relative to the peer group median.
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Absolute Alignment: This examines the alignment between the trend in CEO pay and company TSR over the previous five fiscal years.
If this analysis indicates significant misalignment, Thrivent may include qualitative factors for a deeper evaluation, such as the ratio of performance- to time-based incentives, the rigor of performance goals, and transparency of pay program disclosures. Additionally, Thrivent scrutinizes problematic pay practices on a case-by-case basis, focusing on practices that contravene global pay principles.
Thrivent generally votes for holding annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Equity-Based and Other Incentive Plans
We believe long-term equity plans, used appropriately, provide strong alignment of interests between executives and investors. These plans can be effective in linking executives’ pay to the company’s performance as well as attracting and retaining management talent.

We evaluate requests to approve or renew equity plans on a case-by-case basis, taking into account a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
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SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
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SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
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Quality of disclosure around vesting upon a change in control (CIC);
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Discretionary vesting authority;
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Liberal share recycling on various award types;
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Lack of minimum vesting period for grants made under the plan;
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Dividends payable prior to award vesting.
Grant Practices:
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The company’s three year burn rate relative to its industry/market cap peers;
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Vesting requirements in CEO'S recent equity grants (3-year look-back);
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The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
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The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
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Whether the company maintains a sufficient claw-back policy;
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Whether the company maintains sufficient post exercise/vesting share-holding requirements.
Other Compensation Plans
Thrivent has varying approaches for evaluating other compensation-related proposals, guided by a set of principles aimed at ensuring fair and effective compensation practices.
Capital Structure and Incorporation
Thrivent generally votes on a case-by-case basis on proposals related to capital structure and incorporation and seeks to vote in a way that protects shareholders’ value in the companies in which the Thrivent funds invest. When voting on capital structure issues, Thrivent considers the dilutive impact to shareholders and the effect on shareholder rights.
Thrivent will evaluate reincorporation proposals on a case-by-case basis. Considerations include:
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Regulations of both states or countries
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Required fundamental policies
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Increased flexibility available
Increases in Common Stock
Thrivent's policy for voting on proposals to increase the number of authorized shares of common stock is nuanced and case-by-case, guided by specific criteria. For general corporate purposes, the policy is to vote for an increase in authorized shares depending on the percentage of share usage: up to 50% increase if less than 50% of current shares are used, up to 100% if usage is between 50% and 100%, and up to the current share usage if it exceeds the authorized shares. However, Thrivent generally votes against increases, even within these parameters, if the proposal or the company’s use of shares is problematic, such as seeking to increase shares with superior voting rights or having a non-shareholder approved poison pill. Exceptions are made for increases beyond these ratios in cases where non-approval poses severe risks, like imminent bankruptcy or requirements by government bodies. In states allowing unilateral capital increases without shareholder approval, Thrivent may vote against all nominees if the increase doesn't conform to these policies. For specific authorization requests linked to transactions (like acquisitions or SPAC transactions), the policy is generally to vote for the increase, with the allowable increase being the greater of twice the amount needed for the transactions or the calculated increase for general issuances.
Multi-Class Share Structures
Thrivent generally recommends voting against proposals to create a new class of common stock, except in specific circumstances where the company provides a compelling rationale for a dual-class capital structure. Such exceptions include situations where the company's auditor expresses substantial doubt about the company's ongoing viability, or when the new share class is intended to be temporary. Additionally, Thrivent may support the creation of a new class if it is aimed at financing purposes with minimal or no short-term and long-term dilution to current shareholders, and it is not structured to preserve or enhance the voting power of insiders or significant shareholders. The policy underscores a cautious approach to changes in capital structure that could impact shareholder rights and company governance.
Mergers and Acquisitions
Thrivent votes on mergers and acquisitions on a case-by-case basis, taking into account and balancing the following: anticipated financial and operating benefits, including the opinion of the financial advisor, market reaction, offer price (cost vs. premium) and prospects of the combined companies; how the deal was negotiated; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights.
Anti-takeover and Shareholder Rights Plans
Thrivent adopts a nuanced approach towards voting on anti-takeover provisions, with a policy anchored in the principles of flexibility, fairness, and transparency in corporate governance. This approach involves critical evaluation of various factors, including the dilutive impact of capital structure changes, the balance of authority between the board and shareholders, especially in amending bylaws, and the careful scrutiny of provisions related to control share acquisitions, fair price, and poison pills. Thrivent also assesses the implications of litigation rights, voting disclosure, and mechanisms that empower shareholders, such as the ability to act by written consent or call special meetings. We believe in maintaining a market for corporate control that functions without undue restrictions, as it often leads to acquisitions that increase shareholder value. Consequently, Thrivent typically votes against the adoption of anti-takeover provisions like shareholder rights plans (poison pills), which can lead to management entrenchment and reduced board accountability, aiming to support proposals that enhance shareholder value and rights and oppose those that restrict or harm these interests.
Shareholders Rights Plans (“poison pills”)
For shareholder proposals requesting the submission of a poison pill to a vote or its redemption, Thrivent generally votes in favor, except when there is an existing shareholder-approved poison pill or a policy that allows the board to adopt a pill under specific conditions, including immediate shareholder ratification. Such pills must be put to a shareholder vote within 12 months of adoption or they will expire.
In cases where management proposes ratification of a poison pill, Thrivent's vote is case-by-case, focusing on the rights plan's attributes like a trigger no lower than 20%, a maximum term of three years, the absence of features that limit a future board's ability to redeem the pill, and a shareholder redemption feature. The company's rationale for adopting the pill is also critically assessed, along with its governance structure, including board independence and existing defenses.
When it comes to poison pills aimed at preserving Net Operating Losses (NOLs), Thrivent votes against proposals if the term exceeds the shorter of three years or the exhaustion of the NOLs. For management proposals to ratify NOL pills with a shorter term, the vote is case-by-case, considering factors like the ownership threshold, the value of the NOLs, shareholder protection mechanisms, the company’s governance structure, and other relevant factors.
Shareholder Ability to Call a Special Meeting & Act by Written Consent
Thrivent's policy regarding shareholder rights to act by written consent and to call special meetings is focused on maintaining and enhancing shareholder participation and influence in corporate governance. Generally, Thrivent votes against any proposals that seek to restrict or prohibit shareholders' ability to act by written consent. We generally support proposals that enable shareholders to act by written consent, considering factors such as the existing rights, consent thresholds, any exclusionary language, the investor ownership structure, and the history of shareholder support and management responses to related proposals.

When it comes to shareholders' ability to call special meetings, Thrivent typically votes against proposals that restrict or prohibit this right. We generally support management or shareholder proposals that facilitate the ability of shareholders to call special meetings, paying attention to current rights, the minimum ownership threshold necessary for calling meetings (with a preference for a 10% threshold), any prohibitive language in the proposals, the investor ownership structure, and the track record of both shareholder support and management's responses to past proposals.
Voting Requirements
Thrivent generally supports management proposals to adopt a majority of votes cast standard for directors in uncontested elections.
Thrivent generally opposes proposals to require a supermajority shareholder vote and generally supports proposals to reduce supermajority vote requirements. However, for companies with shareholder who have significant ownership levels, Thrivent may vote case-by-case, taking into account: Ownership structure; Quorum requirements; and Vote requirements.
Thrivent generally votes case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
Social, Environmental and Corporate Responsibility Issues
Overview of Environmental and Social Issues
The consideration of environmental and social (E&S) issues in voting is integral to our review of corporate governance and general investment stewardship. Recognizing the diverse impact these issues can have on long-term shareholder value, our approach is grounded in a thorough evaluation of relevant issues. These issues may include business activity impacts on the environment and climate, human and labor rights, health and safety, diversity, equity and inclusion, as well as general impacts on communities. The overall guiding principle on vote determinations examines primarily whether the proposal is likely to enhance or protect shareholder value.
Considerations for Evaluating Environmental and Social Proposals
When evaluating environmental and social proposals, we adopt a case-by-case analysis that balances the specific circumstances of each company with the broader context of market norms and regulatory requirements. Our evaluation is rooted in a framework that involves analyzing the relevance of a proposal in terms of its direct relation to the company's business activities, strategies, and performance.
The potential material impact of the proposal on the company's long-term value is also scrutinized, focusing on those proposals that could significantly influence the company's financial performance or valuation. Additionally, Thrivent examines the company's current practices, policies, and disclosures relevant to the proposal, while considering industry-standard practices and trends (market norms) to provide a benchmark for evaluation. Understanding the legal and regulatory landscape, including existing laws and future regulatory trends, forms a part of this evaluation. The framework also encompasses identifying the proposal's proponents to understand their motivations and potential implications, as well as considering the proposal's potential reputational impact on the company. Assessing the reasonableness of the proposal in terms of practicality, feasibility, and logic, and evaluating its persuasiveness based on clarity, logic, and evidence, are also integral components of the process. Through this structured approach, integrating various relevant components, Thrivent ensures comprehensive and responsible decision-making in its proxy voting proposal evaluations.
Thrivent employs a structured set of questions in its proxy voting proposal evaluation process, integrating the various relevant components outlined above to ensure comprehensive decision-making.
Question	Explanation
1. Does the resolution address an issue that is material for this company? / Does the proposal reflect an industry-specific, materiality-driven approach?
The relevance of the resolution is crucial in determining if it aligns with the core business and operations of the company.
Materiality is key to understanding if the issue can
significantly impact the company's long-term value.

Question	Explanation
2. Are the proponents credible - Who are the proponents of the resolution, and are our objectives aligned with theirs? What is management's recommendation?
Understanding the proponent helps identify their motivations and alignment with the company's objectives. The
reasonableness and persuasiveness of the proposal are
essential to ensure it is practical and effectively
communicated.

3. Does the proposal address a current shortcoming? If yes, has the company already announced intentions to address the shortcoming?	Current practices and disclosures are reviewed to check if the company has already taken steps to address the issue. Market norms provide context by showing industry standards and peer responses.
4. Are shareholders the optimal stakeholders to address the core issue that is the subject of the resolution?	This involves assessing whether the issue falls within shareholder influence or if it's better addressed through regulatory compliance and legal mandates.
5. Is the proposal NOT overly prescriptive?
The reasonableness of the proposal is evaluated to ensure it is not excessively demanding. The company's current
practices and disclosures are reviewed to determine if there is already a framework addressing the issue.

Disclosure-Related Proposals
In assessing proposals that request enhanced disclosure, Thrivent focuses on several critical factors, such as the company’s current level of disclosure, its compliance with relevant regulations and guidelines, and any significant controversies or fines that might have arisen. Thrivent recognizes the value of globally recognized reporting frameworks such as the Global Reporting Initiative (GRI), the Sustainability Accounting Standards Board (SASB), and the Taskforce for Climate-Related Financial Disclosures (TCFD) in guiding companies to provide clear, relevant, comparable, and accurate information that enables informed investment decisions.
Thrivent's policy is to vote on a case-by-case basis on shareholder proposals seeking greater disclosure on a company’s environmental and social practices, as well as any associated risks and liabilities. The goal is to ensure that disclosures effectively balance the needs and interests of various stakeholders, supporting long-term business growth, community support, and environmental stewardship.
Action-Related Proposals
Regarding proposals that require a company to take a certain action, our policy is to carefully scrutinize requests for the adoption of specific targets, goals, or changes in business practices. We acknowledge that while shareholders may not always have the intricate knowledge of a company's strategic operations, there are instances where such proposals can highlight areas needing improvement.
Thrivent assesses each proposal based on the nature of the company’s business, the practicality and feasibility of implementing the proposed actions, and how these actions align with the company's overall strategy and operational capabilities. In considering these proposals, Thrivent pays close attention to the company’s ability to address the issues raised in the proposal, the proposal’s prescribed timetable and methods for implementation, and how the company's practices compare with those of its industry peers.
Copies of Voting Records and Policies
A copy of Thrivent’s detailed voting guidelines and the voting records of client accounts are available to Thrivent’s clients upon request.